SUPPLEMENT DATED NOVEMBER 29, 2017 TO
THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 28, 2017

This supplement provides new information that replaces information contained in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Effective October 17, 2017, Lance Coles resigned from his position as an Independent Trustee of the Index Funds. Accordingly, all references to Mr. Coles in the section entitled “MANAGEMENT” on Pages 26 through 30 of the SAI are hereby deleted in their entirety.

Effective immediately, the following information replaces in its entirety the “Control Persons and Principal Holders of Securities” section found on page 31 of the SAI:

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of June 30, 2017:

Shareholder Name and Address	Percentage of Interest	Number of Shares
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	67.34%	459,188.7
PERSHING 1 PERSHING PLZ JERSEY CITY, NJ 07399	10.87%	74,122.1
JAMES B. OEXMANN JAMES B OEXMANN IRA COLORADO SPGS CO 80906-4244	7.26%	49,527.3

As of June 30, 2017, the Trustees and officers of the Trust as a group owned less than 1% of the Fund’s shares.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE